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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                 March 14, 2000
                                 --------------
                Date of Report (Date of earliest event reported)


                           NetSol International, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


         333-28861                                       95-4627685
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(Commission File Number)                       (IRS Employer Identification No.)


            5000 N. Parkway Calabasas, Suite 202, Calabasas, CA 91302
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                    (Address of principal executive offices)

        Registrants telephone number, including area code: (818) 222-9195
                                                           ---------------------


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

On January 14, 2000, NetSol International, Inc. ("Registrant") filed Reports on Form 8-K to report its acquisition of Abraxas Software Pty Ltd.,("Abraxas") a Company organized under the laws of the country of Australia whereby the Registrant acquired 100% of the outstanding capital stock of Abraxas in exchange for 150,000 shares of restricted stock of the Registrant. Pursuant to Item 7 of Form 8-K, Registrant indicated that it would file certain financial information no later than the date required under Item 7 of Form 8-K. This Amendment is filed to provide the required financial information.

       (a)  Financial statements of businesses acquired.

            The financial statement of Abraxas is included in this Amended Current Report, Form 8-K/A are as follows:

             Financial Statement Description                            Page
       ---------------------------------------------------------     ---------
       -  Independent Auditors' Report..........................          3

       -  Balance Sheet as of June 30, 1999.....................          9

       -  Notes to and Forming Part of the Financial Statements.         10

       -  Directors Declaration.................................         15

    (b)  Exhibits.

         The following exhibits are filed with this Amended Current Report, Form 8-K/A:

    Exhibit
    Number                          Exhibit Description
    ------    ------------------------------------------------------------------
      2.0     Acquisition Agreement dated January 2, 2000

     23.1     Consent of Independent Auditors

     99.1     Abraxas Software Pty Ltd. Financial Statements



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 14, 2000                           NetSol International, Inc.


                                                 By:/s/ Najeeb Ghauri
                                                    ----------------------------
                                                        Najeeb Ghauri
                                                 Its:  President